UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22497

STRATEGY SHARES

(Exact name of registrant as specified in charter)

36 North New York Avenue, Huntington, NY 11743

(Address of principal executive offices) (Zip code)

CITI FUND SERVICES OHIO, INC., 3435 STELZER ROAD, COLUMBUS, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: 855-477-3837

Date of fiscal year end: April 30

Date of reporting period: April 30, 2016

Item 1. Reports to Stockholders.

strategyshares

Annual Shareholder Report

A P R I L  3 0 ,  2 0 1 6

PRIVACY NOTICE

Strategy Shares

Rev. June 2016

WHAT DOES STRATEGY SHARES DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and income

●         Account balances and transaction history

●         Information about your investment goals and risk tolerances

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Strategy Shares chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Strategy Shares share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-855-477-3837

PRIVACY NOTICE

Strategy Shares

What we do:
How does Strategy Shares protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Strategy Shares collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Strategy Shares has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Strategy Shares doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Strategy Shares doesn’t jointly market.

strategyshares

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US Equity Rotation Strategy ETF	April 30, 2016

Management’s Discussion of Fund Performance

Dear Shareholder:

The US Equity Rotation Strategy ETF (HUSE) seeks capital appreciation by implementing a quantitative sector rotation investment strategy. The Fund generally invests in S&P Composite 1500 Index constituents, including small-, mid-, and large-cap U.S. companies. The goal of the investment strategy is to outperform its benchmark by overweighting sectors that our models indicate are likely to perform well in the given market environment and underweight or avoid exposure to the sectors that our models indicate are likely to underperform.

Rational Advisors, Inc. became Investment Advisor to the Fund on January 1, 2016. Portfolio investment decisions prior to January 1, 2016 were made by the predecessor portfolio management team. We first rebalanced the Fund in March 2016, when we implemented our 89-factor quantitative overlay model to the sector rotation approach.

For the fiscal year ended April 30, 2016, HUSE generated a positive return of 0.47% at net asset value and 0.76% at market value, comparable to the S&P Composite 1500 Index return of 1.00%. The Fund outperformed its benchmark for most of the period, with consumer staples, utilities and telecom holdings positively contributing to Fund returns. However, as a result of underweight exposure to energy and material stocks in March and April 2016, the Fund did not participate in the rally in these sectors. To illustrate this impact, from March 1, 2016 to April 30, 2016, the S&P Composite 1500 Index returned 4.99% while the energy sector returned 17.18% and the materials sector returned 12.00%. In contrast, from April 30, 2015 to February 29, 2016, the S&P Composite 1500 Index returned -6.01% while the energy sector returned -29.17% and the materials sector returned -16.01%.

Our quantitative models examine a number of factors, including momentum, growth, quality, intangibles, value, profitability, trading and smart money activity. For the March 2016 rebalance, our models indicated that we should avoid exposure to energy and materials stocks. These sectors showed a number of signs of weakness in our models; they then unexpectedly rallied without a significant improvement in fundamentals, and the Fund missed the upside. As a result of missing this upside, the Fund ended the fiscal year slightly trailing its benchmark.

We are pleased with the long-term performance of the Fund and our quantitative models. The models performed as expected, and we believe that our disciplined approach will allow the Fund to outperform over the long-term. We appreciate your confidence and continued interest in the Fund.

Sincerely,

David Miller

Chief Investment Officer

Rational Advisors, Inc.

The S&P Composite 1500 Index is a broad equity index based on the S&P 500, S&P MidCap 400, and S&P SmallCap 600 indices. Thus, the S&P Composite 1500 Index includes the top large cap, mid cap and small cap stocks, representing about 85% of the entire U.S. equity market. An investor cannot invest directly in an index.

ETF Risk. The Fund is an actively-managed ETF and the Fund’s NAV will fluctuate based on changes in the prices of the securities it owns. The market price of Fund shares will fluctuate based on changes in the Fund’s NAV as well as changes in the supply and demand of its shares in the secondary market. It is also possible that an active secondary market for Fund shares may not develop and market trading in the Fund shares may be halted under certain circumstances.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

This material represents the manager’s assessment of the Fund and market environment as of April 30, 2016 and should not be relied upon by the reader as research, tax or investment advice, is subject to change at any time based upon economic, market, or other conditions and the Advisor undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent.

The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to exchange traded fund investments. In addition, the Fund’s returns do not reflect brokerage fees that an investor in the Fund may pay. If these commissions were reflected, performance would have been lower.

Annual Shareholder Report | 1

US Equity Rotation Strategy ETF (Continued)

INVESTMENT OBJECTIVE

US Equity Rotation Strategy ETF seeks to achieve capital appreciation.

FUND PERFORMANCE (AS OF 4/30/16)

	Average Annual Total Returns		Expense Ratios (a)
	One Year	Inception (b)	Gross	Net
US Equity Rotation Strategy ETF (HUSE) - Total Return (at Net Asset Value) (c)	0.47%	13.82%	3.83%	0.95%
US Equity Rotation Strategy ETF (HUSE) - Total Return (at Market Value) (d)	0.76%	14.18%	N/A	N/A
S&P Composite 1500 Index (e)	1.00%	14.37%	N/A	N/A

Hypothetical Growth of a $10,000 Investment (*)

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call 855-477-3837 or visit http://strategysharesetfs.com/

*	The chart represents historical performance of a hypothetical investment of $10,000 in US Equity Rotation Strategy ETF and represents the reinvestment of dividends and capital gains in the Fund.

(a)	The gross expense ratios reflect the expense ratios as reported in the Fund’s Prospectus dated May 1, 2016. However, the Advisor has agreed to contractual waivers in effect through August 31, 2016 and has agreed to limit total annual fund operating expenses to the net expense ratios shown. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of April 30, 2016 can be found in the Financial Highlights.

(b)	Commencement of operations July 23, 2012.

(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(d)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE Arca) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(e)	The S&P Composite 1500 Index is a broad equity index based on the S&P 500, S&P MidCap 400, and S&P SmallCap 600 indices. Thus, the S&P Composite 1500 Index includes the top large cap, mid cap and small cap stocks, representing about 85% of the entire U.S. equity market. An investor cannot invest directly in an index.

2 | Annual Shareholder Report

EcoLogical Strategy ETF	April 30, 2016

Management’s Discussion of Fund Performance

Dear Shareholder:

The EcoLogical Strategy ETF (HECO) seeks capital appreciation by investing in ecologically-focused companies. The Fund’s Advisor applies ecologically-focused criteria to identify U.S. and foreign companies that have positioned their business to respond to increased environment legislation, cultural shifts towards environmentally conscious consumption and capital investments in environmentally-oriented projects. The Fund may invest in all companies that are components of recognized environmentally-focused indices.

Rational Advisors, Inc. became Investment Advisor to the Fund on January 1, 2016. Portfolio investment decisions prior to January 1, 2016 were made by the predecessor portfolio management team. We first rebalanced the Fund in February 2016, when we implemented our 89-factor quantitative overlay model to the ecological investment approach.

For the fiscal year ended April 30, 2016, HECO generated a return of -1.55% at net asset value and -3.17% at market value, underperforming the MSCI KLD 400 Social Index return of 0.54%. For most of the fiscal year, HECO at net asset value tracked and slightly outperformed its benchmark, with consumer discretionary and utilities holdings positively contributing to Fund performance. During this period, the Fund had limited exposure to energy and materials stocks. After the February 2016 rebalance, the Fund had no exposure to energy and materials stocks. On the other hand, the Fund’s MSCI KLD 400 Social Index benchmark had a 5.82% allocation to energy and a 2.92% allocation to materials, as of April 29, 2016. The energy and materials sectors rallied in March and April, and, because the Fund did not participate in this rally while the benchmark did, the Fund underperformed its benchmark.

Sustainability and environmental stewardship continue to grow in importance across the globe. We feel that the companies in the portfolio are well positioned with regard to these growing themes. We are pleased with the long-term performance of the Fund and our quantitative models. The models performed as expected, and we believe that our disciplined approach will allow the Fund to outperform over the long-term.

Sincerely,

David Miller

Chief Investment Officer

Rational Advisors, Inc.

The MSCI KLD 400 Social Index is based on the MSCI USA Investable Market Index (IMI), its parent index, which includes large-, mid- and small-cap constituents in the U.S. The index includes companies in the parent index with high Environmental, Social and Governance (ESG) ratings, while excluding companies involved in alcohol, tobacco, gambling, firearms, nuclear power and military weapons production. An investor cannot invest directly in an index.

Ecological Investment Risk. The Fund’s ecological investment criteria limit the types of investments the Fund may make. This could cause the Fund to underperform other funds that do not have an ecological focus.

ETF Risk. The Fund is an actively-managed ETF and the Fund’s NAV will fluctuate based on changes in the prices of the securities it owns. The market price of Fund shares will fluctuate based on changes in the Fund’s NAV as well as changes in the supply and demand of its shares in the secondary market. It is also possible that an active secondary market for Fund shares may not develop and market trading in the Fund shares may be halted under certain circumstances.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

This material represents the manager’s assessment of the Fund and market environment as of April 30, 2016 and should not be relied upon by the reader as research, tax or investment advice, is subject to change at any time based upon economic, market, or other conditions and the Advisor undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information about the Fund’s holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary.

The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to exchange traded fund investments. In addition, the Fund’s returns do not reflect brokerage fees that an investor in the Fund may pay. If these commissions were reflected, performance would have been lower.

Annual Shareholder Report | 3

EcoLogical Strategy ETF (Continued)

INVESTMENT OBJECTIVE

EcoLogical Strategy ETF seeks to achieve capital appreciation.

FUND PERFORMANCE (AS OF 4/30/16)

	Average Annual Total Returns		Expense Ratios (a)
	One Year	Inception (b)	Gross	Net
EcoLogical Strategy ETF (HECO) - Total Return (at Net Asset Value) (c)	-1.55%	11.14%	3.57%	0.95%
EcoLogical Strategy ETF (HECO) - Total Return (at Market Value) (d)	-3.17%	11.19%	N/A	N/A
MSCI KLD 400 Social Index (e)	0.54%	13.70%	N/A	N/A

Hypothetical Growth of a $10,000 Investment (*)

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call 855-477-3837 or visit http://strategysharesetfs.com/

*	The chart represents historical performance of a hypothetical investment of $10,000 in EcoLogical Strategy ETF and represents the reinvestment of dividends and capital gains in the Fund.

(a)	The gross expense ratios reflect the expense ratios as reported in the Fund’s Prospectus dated May 1, 2016. However, the Advisor has agreed to contractual waivers in effect through August 31, 2016 and has agreed to limit total annual fund operating expenses to the net expense ratios shown. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of April 30, 2016 can be found in the Financial Highlights.

(b)	Commencement of operations June 18, 2012.

(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(d)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE Arca) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(e)	The MSCI KLD 400 Social Index is based on the MSCI USA Investable Market Index (IMI), its parent index, which includes large-, mid- and small-cap constituents in the U.S. The index includes companies in the parent index with high Environmental, Social and Governance (ESG) ratings, while excluding companies involved in alcohol, tobacco, gambling, firearms, nuclear power and military weapons production. An investor cannot invest directly in an index.

4 | Annual Shareholder Report

Expense Examples (Unaudited)	April 30, 2016

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including commissions on trading, as applicable; and (2) ongoing costs, including advisory fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The expense examples below are based on an investment of $1,000 invested at November 1, 2015 and held through the period ended April 30, 2016.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Actual Ending	Hypothetical	Actual		Hypothetical	Annualized
	Account	Account	Ending	Expenses Paid		Expenses Paid	Net Expense
	Value	Value	Account Value	During the	Total	During the	Ratio During
Fund	11/1/15	4/30/16	4/30/16	Period (1)(2)	Return	Period (2)(3)	the Period
US Equity Rotation Strategy ETF	$1,000.00	$985.20	$1,020.14	$4.69	-1.48%	$4.77	0.95%
EcoLogical Strategy ETF	1,000.00	970.40	1,020.14	4.65	-2.96%	4.77	0.95%

(1)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 182/366 (to reflect the one-half year period).

(2)	Expenses are equal to the average hypothetical account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

(3)	Represents the hypothetical 5% annual return before taxes.

Annual Shareholder Report | 5

US Equity Rotation Strategy ETF	April 30, 2016

Portfolio of Investments Summary Table

Percentage of Fair Value
Consumer Discretionary	21.8%
Consumer Staples	25.9%
Financials	10.2%
Health Care	7.8%
Industrials	12.6%
Information Technology	17.1%
Telecommunication Services	2.4%
Cash Equivalents	2.2%
Total	100.0%

Portfolio holdings and allocations are subject to change. As of April 30, 2016, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth in the following Portfolio of Investments which are computed using the Fund’s total net assets.

Portfolio of Investments

Shares		Fair Value
Common Stocks — 98.2%
Consumer Discretionary — 21.9%
140	AutoZone, Inc. †	$107,132
1,470	Dollar General Corp.	120,408
890	Home Depot, Inc.	119,162
1,615	Lowe’s Cos., Inc.	122,772
1,780	NIKE, Inc., Class B	104,913
415	O’Reilly Automotive, Inc. †	109,012
1,980	Ross Stores, Inc.	112,424
1,390	Target Corp.	110,505
1,480	TJX Cos., Inc.	112,214
		1,018,542
Consumer Staples — 26.1%
1,782	Altria Group, Inc.	111,749
870	Clorox Co.	108,950
2,540	Coca-Cola Co.	113,792
1,200	Dr. Pepper Snapple Group, Inc.	109,092
1,870	General Mills, Inc.	114,706
835	Kimberly-Clark Corp.	104,534
2,750	Kroger Co.	97,323
1,120	PepsiCo, Inc.	115,314
1,365	Procter & Gamble Co.	109,364
2,480	Sysco Corp.	114,253
1,690	Tyson Foods, Inc., Class A	111,236
		1,210,313
Financials — 10.2%
1,830	AFLAC, Inc.	126,215
580	Everest Re Group, Ltd.	107,242
1,915	Marsh & McLennan Cos., Inc.	120,932
2,810	U.S. Bancorp	119,959
		474,348
Health Care — 7.8%
765	Amgen, Inc.	121,100
580	C.R. Bard, Inc.	123,059
1,105	Stryker Corp.	120,456
		364,615
Shares		Fair Value
Common Stocks — (Continued)
Industrials — 12.6%
1,290	Cintas Corp.	$115,816
810	General Dynamics Corp.	113,821
1,150	Illinois Tool Works, Inc.	120,198
570	Northrop Grumman Corp.	117,568
1,370	Toro Co.	118,437
		585,840
Information Technology — 17.2%
3,700	CA, Inc.	109,742
4,155	Cisco Systems, Inc.	114,221
1,135	Intuit, Inc.	114,510
1,610	KLA-Tencor Corp.	112,603
1,250	MasterCard, Inc., Class A	121,238
2,110	Paychex, Inc.	109,973
2,065	Texas Instruments, Inc.	117,788
		800,075
Telecommunication Services — 2.4%
2,155	Verizon Communications, Inc.	109,776
Total Common Stocks (Cost $4,353,219)		$4,563,509
Cash Equivalents — 2.2%
102,905	Citibank Money Market Demand Deposit	102,905
Total Cash Equivalents (Cost $102,905)		$102,905
Total Investments — 100.4%
(Cost $4,456,124)		$4,666,414
Liabilities in excess of Other Assets — (0.4)%		(20,229)

Net Assets — 100.0%		$4,646,185

†	Non-income producing security

(See notes which are an integral part of the Financial Statements)

6 | Annual Shareholder Report

EcoLogical Strategy ETF	April 30, 2016

Portfolio of Investments Summary Table

Percentage of Fair Value
Consumer Discretionary	17.6%
Consumer Staples	23.4%
Financials	18.1%
Health Care	7.6%
Industrials	12.2%
Information Technology	17.7%
Telecommunication Services	2.3%
Cash Equivalents	1.1%
Total	100.0%

Portfolio holdings and allocations are subject to change. As of April 30, 2016, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth in the following Portfolio of Investments which are computed using the Fund’s total net assets.

Portfolio of Investments

Shares		Fair Value
Common Stocks — 99.1%
Consumer Discretionary — 17.6%
5,032	Best Buy Co., Inc.	$161,427
2,471	NIKE, Inc., Class B	145,641
2,582	Ross Stores, Inc.	146,606
2,013	Target Corp.	160,034
3,872	Thomson Reuters Corp.	159,255
2,000	TJX Cos., Inc.	151,640
1,532	Walt Disney Co.	158,194
		1,082,797
Consumer Staples — 23.4%
1,094	Clorox Co.	137,002
3,369	ConAgra Foods, Inc.	150,123
1,460	CVS Caremark Corp.	146,730
1,532	Dr. Pepper Snapple Group, Inc.	139,274
2,450	General Mills, Inc.	150,283
3,719	Kroger Co.	131,615
1,729	Procter & Gamble Co.	138,527
2,910	Reynolds American, Inc.	144,336
3,238	Sysco Corp.	149,175
2,328	Tyson Foods, Inc., Class A	153,229
		1,440,294
Financials — 18.1%
2,433	AFLAC, Inc.	167,804
11,682	Bank of America Corp.	170,090
3,697	Citigroup, Inc.	171,097
744	Everest Re Group, Ltd.	137,566
3,435	Hartford Financial Services Group, Inc.	152,445
2,477	Marsh & McLennan Cos., Inc.	156,423
2,529	State Street Corp.	157,557
		1,112,982
Health Care — 7.7%
3,894	Agilent Technologies, Inc.	159,342
980	Amgen, Inc.	155,134
569	Biogen Idec, Inc. †	156,469
		470,945
Shares		Fair Value
Common Stocks — (Continued)
Industrials — 12.2%
1,685	Cintas Corp.	$151,279
3,238	Delta Air Lines, Inc.	134,927
674	Lockheed Martin Corp.	156,624
2,582	Waste Management, Inc.	151,796
3,763	Xylem, Inc.	157,218
		751,844
Information Technology — 17.8%
5,054	CA, Inc.	149,902
5,574	Cisco Systems, Inc.	153,229
2,188	KLA-Tencor Corp.	153,029
5,425	NVIDIA Corp.	192,751
4,747	Sykes Enterprises, Inc. †	138,375
2,708	Texas Instruments, Inc.	154,464
15,750	Xerox Corp.	151,200
		1,092,950
Telecommunication Services — 2.3%
2,779	Verizon Communications, Inc.	141,562
Total Common Stocks (Cost $5,505,129)		$6,093,374
Cash Equivalents — 1.1%
65,216	Citibank Money Market Demand Deposit	65,216
Total Cash Equivalents (Cost $65,216)		$65,216
Total Investments — 100.2%
(Cost $5,570,345)		$6,158,590
Liabilities in excess of Other Assets — (0.2)%		(14,938)

Net Assets — 100.0%		$6,143,652

†	Non-income producing security

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report | 7

Statements of Assets and Liabilities	April 30, 2016

	US Equity Rotation	EcoLogical
	Strategy ETF	Strategy ETF
Assets:
Investments, at value (Cost $4,353,219 and $5,505,129)	$4,563,509	$6,093,374
Cash	102,905	65,216
Dividends and interest receivable	6,489	8,145
Receivable from Advisor	202	65
Prepaid expenses	11,097	14,285
Total Assets	4,684,202	6,181,085
Liabilities:
Accrued expenses:
Administrative support fees	1,458	1,929
Compliance services	2,859	3,780
Custodian	3,234	328
Fund accounting	3	3
Other	30,463	31,393
Total Liabilities	38,017	37,433
Net Assets	$4,646,185	$6,143,652
Net Assets consist of:
Capital	$3,850,674	$5,174,626
Accumulated undistributed net investment income (loss)	13,035	14,721
Accumulated net realized gains on investments	572,186	366,060
Net unrealized appreciation on investments	210,290	588,245
Net Assets	$4,646,185	$6,143,652
Net Assets:	$4,646,185	$6,143,652
Shares of Beneficial Interest Outstanding
(unlimited number of shares authorized, no par value):	125,000	175,000
Net Asset Value (offering and redemption price per share):	$37.17	$35.11

(See notes which are an integral part of the Financial Statements)

8 | Annual Shareholder Report

Statements of Operations	For the year ended April 30, 2016

	US Equity Rotation	EcoLogical
	Strategy ETF	Strategy ETF
Investment Income:
Dividend income (Net of foreign tax withholding of $— and $510)	$95,276	$82,933
Total Investment Income	95,276	82,933
Expenses:
Advisory fees	32,775	42,827
Administration fees	72,277	94,665
Administrative support fees	27,896	36,324
Fund accounting fees	6,816	1,573
Custodian fees	2,428	1,404
Trustee fees	3,841	5,159
Compliance services fees	3,489	4,617
Legal and audit fees	25,106	28,781
Printing fees	11,590	15,872
Other fees	22,242	22,578
Total Expenses before fee reductions	208,460	253,800
Expenses contractually waived or reimbursed by the Advisor	(156,693)	(186,178)
Total Net Expenses	51,767	67,622
Net Investment Income	43,509	15,311
Realized and Unrealized Gains (Losses) on Investments:
Net realized gains on investments	630,835	464,878
Net realized gains on in-kind redemptions of investments	206,026	273,264
Change in unrealized appreciation on investments	(883,214)	(885,229)
Net Realized and Unrealized Gains (Losses) on Investments	(46,353)	(147,087)
Change in Net Assets Resulting From Operations	$(2,844)	$(131,776)

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report | 9

Statements of Changes in Net Assets

	US Equity Rotation Strategy ETF		EcoLogical Strategy ETF
	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2016	April 30, 2015	April 30, 2016	April 30, 2015
From Investment Activities:
Operations:
Net investment income	$43,509	$53,877	$15,311	$20,470
Net realized gains on investments and in-kind redemptions	836,861	2,487,858	738,142	2,765,797
Change in unrealized appreciation on investments	(883,214)	(999,601)	(885,229)	(1,859,757)
Change in net assets resulting from operations	(2,844)	1,542,134	(131,776)	926,510
Distributions to Shareholders From:
Net investment income	(62,716)	(59,668)	(6,704)	(19,733)
Net realized gains on investments	(85,381)	(405,799)	(294,681)	(98,077)
Change in net assets from distributions	(148,097)	(465,467)	(301,385)	(117,810)
Capital Transactions:
Proceeds from shares issued	—	880,173	—	—
Cost of shares redeemed	(896,259)	(8,570,446)	(1,781,347)	(9,962,873)
Change in net assets from capital transactions	(896,259)	(7,690,273)	(1,781,347)	(9,962,873)
Change in net assets	(1,047,200)	(6,613,606)	(2,214,508)	(9,154,173)
Net Assets:
Beginning of period	5,693,385	12,306,991	8,358,160	17,512,333
End of period	$4,646,185	$5,693,385	$6,143,652	$8,358,160
Accumulated net investment income (loss)	$13,035	$18,056	$14,721	$6,114
Share Transactions:
Issued	—	25,000	—	—
Redeemed	(25,000)	(225,001)	(50,000)	(278,999)
Change in shares	(25,000)	(200,001)	(50,000)	(278,999)

(See notes which are an integral part of the Financial Statements)

10 | Annual Shareholder Report

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Financial Highlights	Strategy Shares

			Net realized			Distributions from
			and unrealized	Total from	Distributions from	net realized gains
	Net Asset Value,	Net investment	gains (losses)	investment	net investment	from investment
	beginning of period	income (loss)	on investments	activities	income	transactions
US Equity Rotation Strategy ETF
Year Ended April 30, 2016	$37.96	0.29	(0.09)(a)	0.20	(0.42)	(0.57)
Year Ended April 30, 2015	$35.16	0.25	4.41	4.66	(0.24)	(1.62)
Year Ended April 30, 2014	$29.63	0.18	5.80	5.98	(0.19)	(0.26)
July 23, 2012(g) through April 30, 2013	$25.00	0.17	4.59	4.76	(0.13)	—

EcoLogical Strategy ETF
Year Ended April 30, 2016	$37.15	0.09	(0.62)	(0.53)	(0.04)	(1.47)
Year Ended April 30, 2015	$34.75	0.10	2.77	2.87	(0.08)	(0.39)
Year Ended April 30, 2014	$29.42	0.06	5.62	5.68	(0.07)	(0.28)
June 18, 2012(g) through April 30, 2013	$25.00	0.13	4.42	4.55	(0.13)	—

(a)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(b)	Not annualized for periods less than one year.

(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(d)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE Arca) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(e)	Annualized for periods less than one year.

(f)	If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(g)	Commencement of operations.

(See notes which are an integral part of the Financial Statements)

12 | Annual Shareholder Report

						Ratio of Net
				Ratio of Net	Ratio of Gross	Investment
				Expenses to	Expenses to	Income (Loss)	Net Assets at
Total	Net Asset Value,	Total	Total return at	Average Net	Average Net	to Average Net	end of period	Portfolio
distributions	end of period	return(b)(c)	market(b)(d)	Assets(e)	Assets(e)(f)	Assets(e)	(000’s)	turnover(b)

(0.99)	$37.17	0.47%	0.76%	0.95%	3.83%	0.80%	$4,646	85%
(1.86)	$37.96	13.26%	14.68%	0.95%	2.86%	0.51%	$5,693	16%
(0.45)	$35.16	20.19%	18.79%	0.95%	2.26%	0.53%	$12,307	39%
(0.13)	$29.63	19.11%	19.19%	0.95%	4.42%	0.82%	$11,113	13%

(1.51)	$35.11	-1.55%	-3.17%	0.95%	3.57%	0.22%	$6,144	107%
(0.47)	$37.15	8.26%	10.19%	0.95%	2.79%	0.19%	$8,358	54%
(0.35)	$34.75	19.31%	17.61%	0.95%	2.08%	0.21%	$17,512	10%
(0.13)	$29.42	18.27%	18.47%	0.95%	4.21%	0.63%	$9,679	16%

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report | 13

Notes to Financial Statements	April 30, 2016

(1)	Organization

Strategy Shares (formerly Huntington Strategy Shares) (the “Trust”) was organized on September 1, 2010 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as an open-end management investment company and thus is determined to be an investment company for accounting purposes. The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (“Shares”) in one or more series representing interests in separate portfolios of securities. Currently, the Trust offers its Shares in two separate series: US Equity Rotation Strategy ETF (formerly Huntington US Equity Rotation Strategy ETF) and EcoLogical Strategy ETF (formerly Huntington EcoLogical Strategy ETF) (individually referred to as a “Fund”, or collectively as the “Funds”). Each Fund is an actively-managed exchange-traded fund. The investment objective of each Fund is to seek capital appreciation, and the Funds do not seek to replicate a specified index. The Funds’ prospectus provides a description of each Fund’s investment objectives, policies, and strategies. The assets of each Fund are segregated and a shareholder’s interest is limited to the Fund in which shares are held.

Shares of each of the Funds are listed and traded on the NYSE Arca, Inc. Market prices for the shares may be different from their net asset value (“NAV”). Each Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares, currently 25,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit.

Under the Trust’s organizational documents, its officers and Board of Trustees (the “Board”) are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services - Investment Companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.	Investment Valuations

The Funds hold investments at fair value. Fair value is defined as the price that would be expected to be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Security values are ordinarily obtained through the use of independent pricing services, in accordance with procedures adopted by the Trust’s Board. Pursuant to these procedures, the Funds may use a pricing service, bank, or broker-dealer experienced in such matters to value the Funds’ securities. When reliable market quotations are not readily available for any security, the fair value of that security will be determined by a committee established by the Board in accordance with procedures adopted by the Board. The fair valuation process is designed to value the security at the price the Funds would reasonably expect to receive upon its current sale. Additional consideration is given to securities that have experienced a decrease in the volume or level of activity or to circumstances that indicate that a transaction is not orderly.

The Trust has a three-tier fair value hierarchy that is dependent upon the various “inputs” used to determine the value of the Funds’ investments. The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the three broad levels listed below:

•	Level 1 - Quoted prices in active markets for identical assets.

•	Level 2 - Other observable pricing inputs at the measurement date (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3 - Significant unobservable pricing inputs at the measurement date (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Equity securities (including foreign equity securities) traded on a securities exchange are valued at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ official closing price. If there is no reported sale on the principal exchange, and in the case of over-the-counter securities, equity securities are valued at a bid price estimated by the security pricing service. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities traded on a national securities exchange or in the over-the-counter market are valued at the last reported sales price on the principal exchange. If there is no reported sale on the principal exchange, and for all other debt securities, debt securities are valued at a bid price estimated by a security pricing service. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy. The following table provides the fair value measurement as of April 30, 2016, while the breakdown, by category, of common stocks is disclosed in the Portfolio of Investments for each Fund.

	Level 1	Total Investments
US Equity Rotation Strategy ETF
Common Stocks(1)	$4,563,509	$4,563,509
Cash Equivalents	102,905	102,905
Total Investments	$4,666,414	$4,666,414
EcoLogical Strategy ETF
Common Stocks(1)	$6,093,374	$6,093,374
Cash Equivalents	65,216	65,216
Total Investments	$6,158,590	$6,158,590

(1)	Please see the Portfolio of Investments for industry classifications.

14 | Annual Shareholder Report

Notes to Financial Statements (Continued)

The Trust’s policy is to disclose transfers between fair value hierarchy levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2, or 3 for the year ended April 30, 2016. As of April 30, 2016, no securities were categorized as Level 2 or Level 3.

B.	Security Transactions and Related Income

Investment transactions are accounted for no later than the first calculation of the NAV on the business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Securities gains and losses are calculated on the identified cost basis. Interest income and expenses are accrued daily. Dividends, less foreign tax withholding, if any, are recorded on the ex-dividend date.

C.	Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

The amount of dividends from net investment income and net realized gains are determined in accordance with the federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., distributions and income received from pass-through investments), such amounts are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. Temporary differences are primarily due to return of capital from investments.

The Funds may own shares of real estate investments trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from investments in REITs in excess of income from underlying investments are recorded as realized gain and/or as a reduction to the cost of the individual REIT.

D.	Allocation of Expenses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among both Funds within the Trust in relation to the net assets of each Fund or on another reasonable basis. The Trust may share expenses with The Mutual Fund & Variable Insurance Trust (formerly The Huntington Funds), another open-end management investment company managed by the Rational Advisors, Inc. (the “Advisor”). Those expenses that are shared are allocated proportionally among each of the Trusts or on another reasonable basis.

(3)	Investment Advisory and Other Contractual Services

A.	Investment Advisory Fees

The Advisor (formerly known as Huntington Asset Advisor, Inc. (“HAA”), a wholly-owned subsidiary of Rational Capital LLC, serves as the Funds’ investment advisor. Huntington National Bank agreed on September 3, 2015 to the sale of HAA to Rational Capital LLC (the “Huntington Sale”). The Huntington Sale was completed on December 31, 2015. The Huntington Sale constituted a change in control of the Funds’ investment advisor, which resulted in the automatic termination of the Funds’ advisory agreement then in effect with HAA (“Prior Agreement”) under applicable securities laws. A new investment advisory agreement between the Funds and the Advisor, which was approved by the Board of Trustees of the Funds on October 27, 2015 and by shareholders on December 30, 2015, became effective upon the termination of the Prior Agreement. HAA was subsequently renamed Rational Advisors, Inc. The Advisor is no longer a wholly-owned subsidiary of The Huntington

National Bank and is no longer affiliated with Huntington Bancshares, Incorporated. The Advisor is under common control with Catalyst Capital Advisors LLC and AlphaCentric Advisors LLC, the investment advisers of other funds in the same group of investment companies also known as a “fund complex”. The Advisor receives a fee for its services, computed daily and paid monthly, of 0.60% of each Fund’s average daily net assets.

The Advisor has contractually agreed to reduce its fees and/or reimburse each Fund’s expenses (excluding interest, taxes, dividends, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) in order to limit total annual fund operating expenses after fee waivers and expense reimbursement to 0.95% of each Fund’s average annual daily net assets (“Expense Cap”). The Expense Cap will remain in effect until at least August 31, 2016. The Expense Cap may be terminated earlier only upon the approval of the Board. The Advisor may recoup fees reduced or expenses reimbursed at any time within three years from the year such expenses were incurred, so long as the repayment does not cause the Expense Cap to be exceeded.

As of April 30, 2016, the Advisor may recoup amounts from the Funds as follows:

	Expires	Expires	Expires
	4/30/17	4/30/18	4/30/19	Total
US Equity Rotation Strategy ETF	$154,843	$202,715	$156,693	$514,251
EcoLogical Strategy ETF	171,029	202,369	186,178	559,576

B.	Administration, Transfer Agent and Accounting Fees

Citi Fund Services Ohio, Inc. (“Citi”) provides financial administration, transfer agency and portfolio accounting services to the Trust. Citi performs certain services on behalf of the Trust including but not limited to: (1) preparing and filing the Trust’s periodic financial reports on forms prescribed by the Securities and Exchange Commission (“SEC”); (2) calculating Fund expenses and making required disbursements; (3) calculating Fund performance data; and (4) providing certain compliance support services. As transfer agent, Citi issues shares of a Fund in Creation Units to fill purchase orders for Fund shares, maintains records of the issuance and redemption of each Fund’s shares, and acts as each Fund’s dividend disbursing agent. As portfolio accountant, Citi maintains certain financial records of the Trust and provides accounting services to each Fund which includes the daily calculation of each Fund’s NAV. Citi also performs certain other services on behalf of the Trust including providing financial information for the Trust’s federal and state tax returns and financial reports required to be filed with the SEC. For these services, each Fund pays Citi a fee accrued daily and paid monthly based on a percentage of each Fund’s average net assets, subject to a minimum annual fee. The fees are as follows:

- 0.04% of the first $500 million in aggregate net assets of the Funds;

- 0.035% of the aggregate net assets of the next $500 million; and

- 0.02% of the aggregate net assets in excess of $1 billion

The asset based fees are subject to an annual minimum, allocated among the Funds, equal to the number of Funds multiplied by $100,000. Effective January 1, 2016, this minimum was decreased to $50,000 per Fund.

Pursuant to an Exchange-Traded Fund Services Agreement with the Trust, Huntington Asset Services, Inc.(“HASI”) maintained the corporate records of the Trust, including minutes of meetings of the Board, and provided administrative support services in connection with updates to the Trust’s registration statement. HASI was a wholly-owned subsidiary of Huntington Bancshares Incorporated. Under the agreement, The Trust paid HASI an annualized fee of $70,000, allocated among the Funds, for services provided, until this agreement ended March 18, 2016.

Annual Shareholder Report | 15

Notes to Financial Statements (Continued)

Effective March 19, 2016, MFund Services LLC (“MFund”) an affiliate of the Advisor, provides the Funds with various management and legal administrative services. For these services, the Funds pay MFund $5,000 per year plus an annual asset-based fee of 0.10% applied at the Fund family level (i.e., all the Funds in the Trust advised by the Advisor or an investment sub-advisor).

In addition, the Funds reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties.

C.	Distribution and Shareholder Services Fees

SEI Investments Distribution Co. (the “Distributor”) is the principal underwriter and distributor of each Fund’s Shares. The Distributor is compensated by the Advisor in accordance with a Distribution Services Agreement between the Advisor and the Distributor. The Trust has adopted but has yet to implement a Rule 12b-1 Distribution Plan (the “Plan”). The Plan is designed to compensate or reimburse financial intermediaries (including the Distributor, the Advisor, and their affiliates) for activities principally intended to result in the sale of Fund shares, such as advertising and marketing of shares (including printing and disseminating prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell shares. The Plan is also designed to cover the cost of administrative services performed in conjunction with the sale of shares, including, but not limited to, shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan. In accordance with the Plan, the Distributor may enter into agreements with financial intermediaries and dealers relating to distribution and/or marketing services with respect to the Funds. Pursuant to the Plan, the Funds may pay a 12b-1 fee not to exceed 0.25% per year of each Fund’s average daily net assets. No 12b-1 fee is currently paid by the Funds and the Board has not approved any payments under the Plan.

D.	Custodian Fees

Citibank, N.A (the “Custodian”), an affiliate of Citi, serves as custodian for each Fund and safeguards and holds each Fund’s cash and securities, settles each Fund’s securities transactions and collects income on Fund investments. The Custodian receives fees based on the level of each Fund’s average daily net assets for the period, plus out-of-pocket expenses.

E.	Compliance Services

Pursuant to a Compliance Services Agreement, MFund provides chief compliance officer services to the Funds. Prior to March 19, 2016, HASI provided a chief compliance officer to the Trust, for which it paid an annual fee of $2,000, allocated among the Funds. For the period March 19, 2016 to April 30, 2016, the Funds paid MFund a monthly fee plus an assets-based fee. In addition, the Funds reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Compliance Services Agreement.

F.	General

Certain officers of the Trust are officers, directors and/or trustees of the above companies.

During the fiscal year April 30, 2016, the US Equity Rotation Strategy ETF and the Ecological Strategy ETF paid $1,347.37 and $2,828.67, respectively, to Citi Global Markets, Inc., which is considered a broker/dealer affiliate due to their status as an Authorized Participant for the Funds, on the execution of purchases and sales of the Funds’ portfolio investments.

(4)	Investment Transactions

Purchases and sales of investments, excluding in-kind transactions and short-term investments, for the year ended April 30, 2016 were as follows:

	Purchases	Sales
US Equity Rotation Strategy ETF	$4,473,237	$4,528,772
EcoLogical Strategy ETF	7,400,833	7,370,979

Purchases and sales of in-kind transactions for the year ended April 30, 2016 were as follows:

	Purchases	Sales
US Equity Rotation Strategy ETF	$—	$883,762
EcoLogical Strategy ETF	—	1,730,477

(5)	Capital Share Transactions

Shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail on the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated basket of securities, which constitutes an optimized representation of the securities of that Fund’s specified universe, and an amount of cash. Investors purchasing and redeeming Creation Units may be charged a transaction fee to cover the transfer and other transactional costs it incurs to issue or redeem Creation Units. The standard charge and maximum transaction fee for the US Equity Rotation Strategy ETF and EcoLogical Strategy ETF are $250 and $1,000, respectively.

From time to time, settlement of securities related to subscriptions-in-kind or redemptions-in-kind may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities payable related to in-kind transactions” on the Statements of Assets and Liabilities.

During the year ended April 30, 2016, the Funds delivered securities in exchange for the redemption of capital shares (redemptions-in-kind). Securities and cash were transferred in exchange for capital share redemptions at fair value. For financial reporting purposes, the Funds recorded net realized gains and losses in connection with each redemption-in-kind transaction.

For the year ended April 30, 2016, the fair value of securities transferred for redemptions-in-kind and the net realized gains and losses recorded in connection with the transactions were as follows:

		Net Realized
	Fair Value	Gains/(Losses)
US Equity Rotation Strategy ETF	$883,762	$206,026
EcoLogical Strategy ETF	1,730,477	273,264

(6)	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

16 | Annual Shareholder Report

Notes to Financial Statements (Continued)

The Trust has evaluated tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether it is more-likely-than not (i.e., greater than 50-percent chance) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Tax positions taken in tax years remain subject to examination by tax authorities (generally three years plus the interim tax period since then for federal income tax purposes). The determination has been made that there are not any uncertain tax positions that would require the Funds to record a tax liability and, therefore, there is no impact to the Funds’ financial statements.

As of April 30, 2016, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:

				Net Unrealized
	Tax Cost of	Unrealized	Unrealized	Appreciation/
	Securities	Appreciation	Depreciation	(Depreciation)
US Equity Rotation Strategy ETF	$4,352,930	$240,017	$(29,438)	$210,579
EcoLogical Strategy ETF	5,505,129	627,023	(38,778)	588,245

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable to basis adjustments for investments in partnerships.

The tax character of distributions paid during the fiscal year ended April 30, 2016 was as follows:

	Distributions paid from
	Ordinary	Net Long Term	Total Taxable	Total
	Income	Capital Gains	Distributions	Distributions Paid
US Equity Rotation Strategy ETF	$62,716	$85,381	$148,097	$148,097
EcoLogical Strategy ETF	6,704	294,681	301,385	301,385

The tax character of distributions paid during the fiscal year ended April 30, 2015 was as follows:

	Distributions paid from
	Ordinary	Net Long Term	Total Taxable	Total
	Income	Capital Gains	Distributions	Distributions Paid
US Equity Rotation Strategy ETF	$277,901	$187,566	$465,467	$465,467
EcoLogical Strategy ETF	67,417	50,393	117,810	117,810

As of April 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

		Undistributed		Accumulated	Unrealized
	Undistributed	Long Term	Accumulated	Capital and	Appreciation	Total Accumulated
	Ordinary Income	Capital Gains	Earnings	Other Losses	(Depreciation)	Earnings (Deficit)
US Equity Rotation Strategy ETF	$12,746	$572,186	$584,932	$—	$210,579	$795,511
EcoLogical Strategy ETF	14,721	578,551	593,272	(212,491)	588,245	969,026

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal period may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Fund had deferred post-October capital losses, which will be treated as arising on the first business day of the fiscal year ending April 30, 2017:

Post-October Loss
EcoLogical Strategy ETF	$ 212,491

Permanent Tax Differences:

As of April 30, 2016, the following reclassifications relating primarily to redemption in-kind transactions have been made to increase (decrease) such accounts with offsetting adjustments as indicated:

	Accumulated	Accumulated
	Net Investment	Net Realized	Paid in
	Income	Gains	Capital
US Equity Rotation Strategy ETF	$14,184	$(217,847)	$203,663
EcoLogical Strategy ETF	—	(273,263)	273,263

Annual Shareholder Report | 17

Notes to Financial Statements (Continued)

(7)	Investment Risks

ETF Risk

The NAV of a Fund can fluctuate up or down, and you could lose money investing in a Fund if the prices of the securities owned by the Fund decline. In addition, a Fund may be subject to the following additional risks: (1) the market price of a Fund’s shares may trade above or below their NAV; (2) an active trading market for a Fund’s shares may not develop or be maintained; or (3) trading of a Fund’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Ecological Investment Risk

The EcoLogical Strategy ETF’s ecological investment criteria could cause it to underperform funds that do not maintain ecological investment criteria. In order to comply with its ecological investment criteria, the EcoLogical Strategy ETF may be required to forego advantageous investment opportunities or sell investments at inappropriate times. The EcoLogical Strategy ETF’s ecological investment criteria may result in the EcoLogical Strategy ETF investing in industry sectors that are not performing as well as others.

(8)	Change in Independent Registered Public Accounting Firm

The Board of Trustees (the “Board”), with the approval and recommendation of the Audit Committee, selected Cohen Fund Audit Services (“Cohen”) to replace Ernst & Young as the Funds’ independent registered public accounting firm for the Funds’ fiscal year ending April 30, 2016. Throughout the past two fiscal periods through the date of Ernst & Young’s dismissal as auditor of the Funds, the Funds had no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of Ernst & Young would have caused Ernst & Young to make reference to the disagreement in a Ernst & Young report, and there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934. With respect to the Funds, Ernst & Young’s audit opinions, including the past two fiscal periods, have not contained either an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the last two fiscal years of the Funds, neither the Funds nor anyone on their behalf has consulted Cohen on items concerning the application of accounting principles to a specified transaction (either completed or proposed) or the type of audit opinion that might be rendered on the Funds’ financial statements, or concerning the subject of a disagreement of the kind described in Item 304(a)(1)(iv) of Regulation S-K or reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K.

(9)	Subsequent Events

Effective May 1, 2016, Foreside Fund Services, LLC became the principal underwriter and distributor of each Fund’s Shares.

Effective June 1, 2016, Tuttle Tactical Management, LLC became the investment sub-advisor to the US Equity Rotation Strategy ETF Fund.

Effective on or about August 8, 2016, the US Equity Rotation Fund’s name will be changed to the US Market Rotation Strategy ETF.

Also effective on or about August 8, 2016, the US Equity Rotation Fund’s policy to invest at least 80% of its net assets (plus borrowings for investment purposes) in the exchange-listed common stocks of select companies organized in the U.S. and included in the S&P Composite 1500® will no longer be an investment policy of the Fund.

Management of the Funds has evaluated the need for disclosures and/ or adjustments resulting from subsequent events through the date these financial statements were issued. Based upon this evaluation, no additional disclosures or adjustments were required to the financial statements as of April 30, 2016.

18 | Annual Shareholder Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of US Equity Rotation Strategy ETF and EcoLogical Strategy ETF and

Board of Trustees of Strategy Shares

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of US Equity Rotation Strategy ETF and EcoLogical Strategy ETF (the “Funds”), each a series of Strategy Shares, as of April 30, 2016, and the related statements of operations and changes in net assets, and the financial highlights for the year in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Funds’ financial statements and financial highlights for the periods ended on or prior to April 30, 2015 were audited by other auditors whose report dated June 26, 2015, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2016, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Strategy Shares as of April 30, 2016, the results of their operations, changes in their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

June 29, 2016

COHEN FUND AUDIT SERVICES, LTD. | CLEVELAND | MILWAUKEE | NEW YORK | 216.649.1700	cohenfund.com

Registered with the Public Company Accounting Oversight Board.	Annual Shareholder Report | 19

Additional Information

Additional Federal Income Tax Information (Unaudited)

For the fiscal year ended April 30, 2016, the following percentage of the total ordinary income distributions paid by the Funds qualify for the distributions received deduction available to corporate shareholders.

Distributions Received Deduction
US Equity Rotation Strategy ETF	100.00%
EcoLogical Strategy ETF	100.00%

For the fiscal year ended April 30, 2016, distributions paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2015 Form 1099-DIV.

For the taxable year ended April 30, 2016, the percentages of Qualified Dividend Income are as follows:

Qualified Dividend Income
US Equity Rotation Strategy ETF	100.00%
EcoLogical Strategy ETF	100.00%

The Funds declared long term distributions of realized gains as follows:

Long Term Capital Gains
US Equity Rotation Strategy ETF	$ 85,381
EcoLogical Strategy ETF	294,681

The Funds declared short term distributions of realized gains as follows:

Short Term Capital Gains
US Equity Rotation Strategy ETF	$ —
EcoLogical Strategy ETF	—

20 | Annual Shareholder Report

Additional Information (Continued)

Premium/Discount Information (Unaudited)

The charts below present information about differences between the per share net asset value (“NAV”) of each Fund and the market trading price of shares of each Fund. For these purposes, the “market price” is the composite close for Fund shares as of the close of trading on all exchanges where Fund shares are listed. The term “premium” is sometimes used to describe a market price in excess of NAV and the term “discount” is sometimes used to describe a market price below NAV. The charts present information about the size and frequency of premiums or discounts. As with other exchange-traded funds, the market price of Fund shares is typically slightly higher or lower than a Fund’s per share NAV. Factors that contribute to the differences between market price and NAV include the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities.

Differences between the closing times of U.S. and non-U.S. markets may contribute to differences between the NAV and market price of Fund shares. Many non-U.S. markets close prior to the close of the U.S. securities exchanges. Developments after the close of such markets as a result of ongoing price discovery may be reflected in a Fund’s market price but not in its NAV (or vice versa).

US Equity Rotation Strategy ETF

Year ended April 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	19	7.28
Greater than 1.5% and Less than 2.0%	8	3.07
Greater than 1.0% and Less than 1.5%	9	3.45
Greater than 0.5% and Less than 1.0%	19	7.28
Between 0.5% and -0.5%	133	50.95
Less than -0.5% and Greater than -1.0%	29	11.11
Less than -1.0% and Greater than -1.5%	22	8.43
Less than -1.5% and Greater than -2.0%	10	3.83
Less than -2.0%	12	4.60
	261	100.00%

EcoLogical Strategy ETF

Year ended April 30, 2016

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	18	6.90
Greater than 1.5% and Less than 2.0%	7	2.68
Greater than 1.0% and Less than 1.5%	10	3.83
Greater than 0.5% and Less than 1.0%	18	6.90
Between 0.5% and -0.5%	146	55.93
Less than -0.5% and Greater than -1.0%	31	11.88
Less than -1.0% and Greater than -1.5%	21	8.05
Less than -1.5% and Greater than -2.0%	6	2.30
Less than -2.0%	4	1.53
	261	100.00%

Annual Shareholder Report | 21

Additional Information (Continued)

Submission of Matters to a Vote of Shareholders (Unaudited)

A Special Meeting of the Shareholders of the EcoLogical Strategy ETF (formerly, the Huntington EcoLogical Strategy ETF) and US Equity Rotation Strategy ETF (formerly, the Huntington US Equity Rotation Strategy ETF) (each, a “Fund”) was held on December 30, 2015. Each matter voted upon and duly approved by the Shareholders of each Fund at the Meeting and the votes cast for each matter were as follows:

To elect three Trustees to serve on the Board of Trustees until the next meeting of shareholders at which Trustees are elected:

	FOR	WITHHOLD
EcoLogical Strategy ETF
Tobias Caldwell	170,600	3,337
Stephen P. Lachenauer	170,600	3,337
Donald McIntosh	170,600	3,337
US Equity Rotation Strategy ETF
Tobias Caldwell	145,682	0
Stephen P. Lachenauer	145,682	0
Donald McIntosh	145,682	0

To approve an Advisory Agreement between the Trust and Rational Advisors, Inc. (formerly, Huntington Asset Advisors, Inc.):

	FOR	AGAINST	ABSTAIN
EcoLogical Strategy ETF	119,040	1,274	1,972
US Equity Rotation Strategy ETF	104,529	63	3

To approve a proposal to permit Rational Advisors, Inc., as the investment advisor to all the Funds, to rely on an exemptive order to hire and replace subadvisors or to modify subadvisory agreements without shareholder approval.

	FOR	AGAINST	ABSTAIN
EcoLogical Strategy ETF	114,481	7,478	326
US Equity Rotation Strategy ETF	102,935	1,660	0

22 | Annual Shareholder Report

Additional Information (Continued)

Consideration and Approval of Investment Advisory Agreements between Rational Advisors, Inc. and The Huntington Funds and Huntington Strategy Shares (Unaudited)

At a meeting held on October 27, 2015, the Board of Trustees (the “Board” or the “Trustees”) of Strategy Shares (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as revised (the “Independent Trustees”), discussed the approval of the investment advisory agreement (the “Agreement”) between Trust and Rational Advisors, Inc., (formerly, Huntington Asset Advisors, Inc.) (the “Advisor”).

Counsel to the Trust reported that the Independent Trustees met in-person at special meetings held on August 21, 2015, and October 16, 2015, and telephonically on multiple occasions in Executive Sessions, as well as during formal Board conference calls with management, to consider the Agreement between the Trust and the Advisor pursuant to a transaction wherein Rational Capital, LLC would acquire Huntington Asset Advisors, Inc. He stated that the transaction would close following approval by shareholders pursuant to a proxy statement. Counsel then reviewed with the Trustees their fiduciary responsibilities under Section 15(c) of the Investment Company Act of 1940 (“1940 Act”) in considering the agreement. He stated that the Trustees reviewed in detail the materials furnished by the Advisor in connection with the approval of the Agreement and considered all factors, as outlined in S&W’s memorandum. He noted that the Trustees, as part of their deliberations, considered whether the Agreement are in the best interest of the Fund and its shareholders.

Counsel noted that the available resources at the Advisor and compliance were also discussed at length. He stated that members of the Advisor’s portfolio management team were in attendance during the special meetings.

The Trustees then asked for clarification on a number of questions relating to materials provided in connection with the approval of the Agreement, and management responded as appropriate. A discussion ensued. Following lengthy discussions, the Board of Strategy Shares, including those Trustees who are considered Independent Trustees within the meaning of the 1940 Act, unanimously approved the Agreement for an initial two year period ending January 1, 2018.

Annual Shareholder Report | 23

Board of Trustees and Trust Officers (Unaudited)

The following tables provide information about Independent Trustees and the senior officers of the Trust. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term (subject to mandatory retirement provisions). Information about each Trustee and executive officer is provided below and includes each person’s name, address, age, present position(s) held with the Trust and principal occupations for the past five years. Unless otherwise noted, each officer is elected annually by the Board. Each Trustee and officer also serves in the same capacity for The Mutual Fund & Variable Insurance Trust, another open-end investment company whose series are managed by the Advisor. Collectively, Strategy Shares, The Mutual Fund & Variable Insurance Trust, Mutual Fund Series Trust and the TCG Financial Series Trusts I-X comprise the “Fund Complex”, which is comprised of a total of 59 separate series as of April 30, 2016.

Independent Trustees Background

Name Age Positions Held with Trust Date Service Began	Principal Occupation(s) During Past Five Years and Directorships Held
Tobias Caldwell Age: 48 CHAIRMAN OF THE BOARD and TRUSTEE Began serving: January 2016	Principal Occupation(s): Managing Member, Bear Properties, LLC (2006 – present) (real estate firm); Managing Member, PTL Real Estate, LLC (2000 – present) (real estate/investment firm); Managing Member, Genovese Family Enterprises, LLC (1999 – present) (real estate firm).

Other Directorships Held: Board Member, Mutual Fund and Variable Insurance Trust (January 2016 – present), Lead independent trustee and Chair of Audit Committee, Mutual Fund Series Trust, 45 funds (2006 – present).
Stephen P. Lachenauer Age: 48 TRUSTEE Began serving: January 2016	Principal Occupation(s): Attorney, private practice.

Other Directorships Held: Board Member, Mutual Fund and Variable Insurance Trust (January 2016 – present); Trustee, TCG Financial Series Trusts I-X, 10 funds (2015 – present).
Donald McIntosh Age: 47 TRUSTEE Began serving: January 2016	Principal Occupation(s): Credit risk review analyst, Santander Holdings USA (May 2015 – present); Governance analyst, Santander Bank (2011 – April 2015).

Other Directorships Held: Board Member, Mutual Fund and Variable Insurance Trust (January 2016 – present); Trustee, TCG Financial Series Trusts I-X, 10 funds (2015 – present).

Officers[1]

Name Age Positions Held with Trust Address Date Service Began	Principal Occupation(s) and Previous Position(s)
Jerry Szilagyi Age: 54 PRESIDENT and CHIEF EXECUTIVE OFFICER 36 N. New York Avenue Huntington, NY 11743 Began Serving: March 2016	Principal Occupation(s): President, Rational Advisors, Inc., 1/2016 – present; Chief Executive Officer, Catalyst Capital Advisors LLC, 1/2006 – present; Member, AlphaCentric Advisors LLC, 2/2014 – present; Chief Executive Officer, Catalyst Mutual Fund Distributors LLC, 12/2014 – present; Managing Member, MFund Distributors LLC, 10/2012 – present; Managing Member, MFund Services LLC, 1/2012 – present; President, Abbington Capital Group LLC, 1998 – present; President, Cross Sound Capital LLC, 6/2011 – 10/2013; President, USA Mutuals, Inc., 3/2011 – present.
James Szilagyi Age: 52 TREASURER and CHIEF FINANCIAL OFFICER 36 N. New York Avenue Huntington, NY 11743 Began Serving: March 2016	Principal Occupation(s): Product Manager, Catalyst Capital Advisors LLC, 9/2015 – present; Senior Business Consultant, Fidelity Information Services, 2011 – 9/2015.
Frederick J. Schmidt Age: 56 CHIEF COMPLIANCE OFFICER 36 N. New York Avenue Huntington, NY 11743 Began Serving: March 2016	Principal Occupation(s): Director, MFund Services LLC since 5/2015. Director & Chief Compliance Officer, Citi Fund Services, 2010 – 2015; Senior Vice President & Chief Compliance Officer, Citi Fund Services, 2004 – 2010.
Jennifer A. Bailey Age: 48 SECRETARY 36 N. New York Avenue Huntington, NY 11743 Began Serving: March 2016	Principal Occupation(s): Director of Legal Services, MFund Services LLC, 2/2012 – present; Attorney, Weiss & Associates, 12/2008 – 6/2010.

1	Officers do not receive any compensation from the Trust.

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at 855-477-3837 to request a copy of the SAI or to make shareholder inquiries.

24 | Annual Shareholder Report

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strategyshares

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A copy of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios, as well as a record of how the Funds voted any such proxies during the most recent 12-month period ended June 30, is available without charge and upon request by calling 1-855-HSS-ETFS or 1-855-477-3837 or at www.strategysharesetfs.com. This information is also available from the EDGAR database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on Form N-Q. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (call 1-202-551-8090 for information on the operation of the Public Reference Room.) You may also access this information at www.strategysharesetfs.com by selecting “Form N-Q”.

Rational Advisors, Inc. is the Investment Advisor of Strategy Shares. Rational Advisors, Inc. maintains corporate records of the Funds. Foreside Fund Services, LLC is the principal underwriter and distributor of each Fund’s shares.

Exchange-traded funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S . government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in exchange-traded funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus which contains facts concerning the Funds’ objectives and policies, management fees, expenses and other information.

Cusip 86280R100           Cusip 86280R209

Strategy Shares Shareholder Services: 1-855-477-3837

Item 2. Code of Ethics.

(a) As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.

(b) Not applicable.

(c) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no amendments to a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(d) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no waivers granted from a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(e) Not applicable.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Stephen P. Lachenauer, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2016: $20,500

Fiscal year ended 2015: $32,696

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2016: $ -

Fiscal year ended 2015: $ -

(c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2016: $4,000

Fiscal year ended 2015: $8,050

Fees for 2015 related to the review of the registrant’s tax returns. Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0.

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2016: $ -

Fiscal year ended 2015: $ -

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit and Non-Audit Services Pre-Approval Policies and Procedures

I. Purpose

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees of The Huntington Strategy Shares (the “Trust”) is responsible for the appointment, compensation and oversight of the work of the Trust’s independent auditor. As part of this responsibility, the Audit Committee is required to grant approval for audit and non-audit services performed by the independent auditor for the Trust in order assure that they do not impair the auditor’s independence from the Trust. In addition, the Audit Committee also must pre-approve its independent auditor’s engagement for non-audit services with the Trust’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust, if the engagement relates directly to the operations and/or financial reporting of the Trust.

To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that the Trust’s independent auditor may not provide to the Trust, as well as the Audit Committee’s administration of the engagement of the independent auditor. Under these rules, the SEC has provided that a permissible approval of audit and non-audit services can take the form of either (i) a general pre-approval, or (ii) a specific pre-approval (where a specific type of service is authorized, generally subject to a fee maximum). General pre-approvals are authorized by SEC rules only subject to detailed policies and procedures. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Accordingly, the Audit Committee has adopted these Audit and Non-Audit Services Pre-Approval Policies and Procedures, which set forth the procedures and the conditions pursuant to which services for the Trust may be performed by the independent auditor under pre-approvals.

II. General Pre-Approval Policies

It is the policy of the Audit Committee that audit and non-audit services to be performed by the Trust’s independent auditor be pre-approved only when in the best interests of the Trust’s shareholders and fully consistent with applicable law and, particularly, the maintenance of the auditor’s independence. In granting any pre-approval, consideration shall be given to:

1.	the qualifications of the auditor to perform the services involved;

2.	the proposed costs (which may be presented as an estimate or based on professional time charges subject to a ceiling) of the services and the reasonableness thereof;

3.	the permissibility of the services under applicable rules and guidance of the SEC;

4.	the effect, if any, of the performance of the proposed services on the auditor’s independence;

5.	the effect of the compensation for the proposed services on the auditor’s independence; and

6.	the effect, if any, of the proposed services on the Trust’s ability to manage or control risk or to improve audit quality.

In accordance with SEC rules, non-audit services performed by the Trust’s independent auditor may not include the following:

1.	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

2.	Financial information systems design and implementation;

3.	Appraisal or valuation services, fairness opinions or contribution-in-kind reports;

4.	Actuarial services;

5.	Internal audit outsourcing services;

6.	Management functions or human resources;

7.	Broker-dealer, investment adviser or investment banking services; and

8.	Legal services and expert services unrelated to the audit.

III. Procedures for Pre-Approval by the Audit Committee

1.	Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Trust.

2.	All requests for pre-approval shall be made to the full Audit Committee at regularly scheduled meetings thereof (or at a special meeting of the Audit Committee set to coincide with regular meetings of the Trust’s Board of Trustees) whenever practicable.

3.	Under normal circumstances, requests for pre-approval should be presented at least 7 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

4.	If consideration of a request for pre-approval on the dates identified in Section III (2) would not be timely, the requesting party shall notify the Chairman of the Audit Committee. The Chairman of the Audit Committee shall then determine whether to schedule a special meeting of the Audit Committee (which may be conducted telephonically) on an alternative date or whether the request may appropriately be presented to a delegate of the Audit Committee under procedures set forth in Section IV below.

5.	Requests for pre-approval may include, but are not limited to, the following services:

a. audit engagement, particularly for interim periods;

b. tax compliance, tax planning, and tax advice;

c.	review and consents with respect to use of reports in post-effective amendments to the registration statements of the Trust;

d. review of IRS shareholder materials;

e.	review and validation of Trust procedures (e.g., valuation, interTrust lending, etc.), and

f. market research and strategic insights.

6.	Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

7.	In accordance with PCAOB Rule 3524, requests for pre-approval of permissible tax services by the independent auditor must have the following items described in writing for the audit committee:

a. the scope of the proposed tax service,

b. the fee structure for the engagement,

c.	any side letters, amendments to the engagement letter or any other agreements, whether oral, written, or otherwise, relating to the service between the audit firm and the Trusts, and
d.	any compensation arrangements or other agreements between the audit firm and any third party with respect to promoting, marketing, or recommending a transaction covered by the proposed tax service.

The audit firm should discuss with the Audit Committee the potential effect of the proposed tax service(s) on the audit firm’s independence.

8.	Requests for pre-approval must include an assessment by the independent auditor of its independence should the request be granted and the proposed services rendered.

9.	The Audit Committee’s action on a request for pre-approval shall be recorded in the Audit Committee’s minutes.

10.	The Audit Committee’s action on a request for pre-approval shall be communicated in writing to the independent auditor and, under normal circumstances, a copy of this communication shall be provided to the Trust’s management.

11.	The Audit Committee’s action on a request for pre-approval shall be reported to the full Board of Trustees.

12. Pre-approvals will be granted for a period of no more than one year.

IV. Procedures for Pre-Approval by a Delegate of the Audit Committee

1.	Where it has been determined by the Chairman of the Audit Committee that consideration of a request for pre-approval by the full Audit Committee would not be timely, the Chairman may determine that the request be presented to a member(s) of the Audit Committee appointed by the Audit Committee as its delegate (the “Delegate”) for this purpose. (As of the date of the adoption of these guidelines and procedures, the Chairman of the Audit Committee has been so appointed, and such appointment may be revoked or modified by the Audit Committee at any time.)

2.	Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Trust.

3.	Under normal circumstances, requests for pre-approval should be presented at least 7 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

4.	Requests for pre-approval may include, but are not limited to, the following services:

a. audit engagement, particularly for interim periods;

b. tax compliance, tax planning, and tax advice;

c.	review and consents with respect to use of reports in post-effective amendments to the registration statements of the Trust;

d. review of IRS shareholder materials;

e.	review and validation of Trust procedures (e.g., valuation, interfund lending, etc.); and

f. market research and strategic insights.

5.	Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

6.	Requests for pre-approval must include an assessment by the independent auditor of its independence should the request be granted and the proposed services rendered.

7.	The Delegate’s action on a request for pre-approval shall be communicated in writing to the independent auditor, with a copy to each other member of the Audit Committee and, under normal circumstances, to the Trust’s management.

8.	Pre-approvals by the Delegate shall be reviewed by the Audit Committee at a meeting held no later than the next scheduled meeting of the Board of Trustees or the Audit Committee, whichever occurs sooner. An earlier review shall be conducted upon the written request of one or more Audit Committee members addressed to the Chairman of the Audit Committee.

9.	Pre-approvals by the Delegate may be modified or revoked by the Audit Committee, but will not absolve the Trust of its responsibility to compensate the independent auditor for services rendered prior to such modification or revocation.

10.	The results of the Audit Committee’s review of the Delegate’s action on a request for pre-approval shall be recorded in the Audit Committee’s minutes and reported to the full Board of Trustees.

11.	Pre-approvals will be granted by the Delegate for a period of no more than one year.

V. Procedures for Monitoring Engagements Authorized Under Pre-Approval Procedures

The independent auditor shall inform the Audit Committee in writing upon the commencement of services rendered under a pre-approval. The independent auditor shall thereafter provide the Audit Committee with written quarterly progress reports within one month of the close of each calendar quarter detailing the work done and fees and other charges incurred during said calendar quarter. Should fees and expenses exceed those specified in a pre-approval (or appear likely to do so prior to completion of the work), the independent auditor or management shall so apprise the Audit Committee and an additional express approval or pre-approval must be obtained.

VI. Amendment

These Policies and Procedures may be amended or revoked at any time by the Audit Committee and shall be reviewed at least annually in conjunction with review of the Audit Committee Charter.

Adopted February 14, 2013

(e)(2) Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (C)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Fiscal year ended 2016 - 100%

Percentage of services provided to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant’s audit committee pursuant to paragraph (C)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0%.

(f) Not applicable.

(g) The aggregate non-audit fees billed by Ernst and Young LLP for the Funds and certain entities (including the adviser (excluding sub-adviser) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (Funds)), totaled $142,160 in 2015 .

(h) The registrant’s Audit Committee has considered whether the provision of non audit services that were rendered to registrant’s investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provide ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account’s independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are Stephen P. Lachenauer(Chairman), Tobias Caldwell and Donald McIntosh.

Item 6. Investments.

(a) The schedules of investments are included as part of the report to shareholders filed under Item 1of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Sub-Item 77C: Submission of Matters to a Vote of Security Holders

(a) A Special Meeting of the Shareholders of the EcoLogical Strategy ETF (formerly, the Huntington EcoLogical Strategy ETF) and US Equity Rotation Strategy ETF (formerly, the Huntington US Equity Rotation Strategy ETF) was held on December 30, 2015

(b) The name of each Trustee elected at the Meeting and comprising the full Board of Trustees of Strategy Shares (formerly, Huntington Strategy Shares) as of April 30, 2016 are:

Tobias Caldwell

Steven P. Lachenauer

Donald McIntosh

(c) Each matter voted upon at the Meeting and the number of affirmative votes and negative votes cast were as follows:

To elect three Trustees to serve on the Board of Trustees until the next meeting of shareholders at which Trustees are elected:

EcoLogical Strategy ETF
	FOR	WITHHOLD
Tobias Caldwell	170,600	3,337
Stephen P. Lachenauer	170,600	3,337
Donald McIntosh	170,600	3,337

US Equity Rotation Strategy ETF

	FOR	WITHHOLD
Tobias Caldwell	145,682	0
Stephen P. Lachenauer	145,682	0
Donald McIntosh	145,682	0

To approve an Advisory Agreement between the Trust and Huntington Asset Advisors, Inc. (to be renamed Rational Advisors, Inc.):

Number of Eligible Shares Voted:

EcoLogical Strategy ETF

FOR	AGAINST	ABSTAIN
119,040	1,274	1,972

US Equity Rotation Strategy ETF

FOR	AGAINST	ABSTAIN
104,529	63	3

To approve a proposal to permit Rational Advisors, Inc., as the investment advisor to all the Funds, to rely on an exemptive order to hire and replace subadvisors or to modify subadvisory agreements without shareholder approval.

Number of Eligible Shares Voted:

EcoLogical Strategy ETF

FOR	AGAINST	ABSTAIN
114,481	7,478	326

US Equity Rotation Strategy ETF

FOR	AGAINST	ABSTAIN
102,935	1,660	0

Item 11. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Strategy Shares

By (Signature and Title) /s/ Jerry Szilagyi

Jerry Szilagyi, Chief Executive Officer

Date June 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/Jerry Szilagyi

Jerry Szilagyi, Chief Executive Officer

Date June 28, 2016

By (Signature and Title) /s/ James Szilagyi

James Szilagyi, Treasurer

Date June 28, 2016